                                                                EXHIBIT 1

               Public Service Electric and Gas Capital, L.P.
     __% Cumulative Monthly Income Preferred Securities, Series __
               (liquidation preference $__ per security)
                              guaranteed by

               Public Service Electric and Gas Company

                         ______________________

                         Underwriting Agreement
                         ______________________

                                                            __________, 1994
Goldman, Sachs & Co.,
[Names of Other Representatives]
As representatives (the "Representatives") of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Dear Sirs:

    Public Service Electric and Gas Capital, L.P., a New Jersey limited partnership (the "Partnership") and Public Service Electric and Gas Company, a New Jersey corporation (PSE&G), as general partner of the Partnership and guarantor, propose, subject to the terms and conditions stated herein, that the Partnership issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of __________ shares (the "Firm Shares") and, at the election of the Underwriters, up to __________ additional shares (the "Optional Shares"), of __% Cumulative Monthly Income Preferred Securities, Series __ (liquidation preference $__ per security), representing limited partnership interests (the "Preferred Securities") of the Partnership guaranteed by PSE&G on a limited basis as to the payment of dividends, as, if and when declared and as to payments on liquidation or redemption, and benefitting from certain additional undertakings of PSE&G pursuant to a Payment and Guarantee Agreement entered into by PSE&G dated as of ______________, 1994 (the "Guarantee"). The Firm Shares and any Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are referred to herein collectively as the "Shares". Concurrently with the issuance of the Series __ Preferred Securities, the Partnership will loan the proceeds thereof to PSE&G and, to evidence such loan, PSE&G will issue and deliver to the Partnership PSE&G's __% Deferrable Interest Subordinated Debentures, Series __
(the "Subordinated Debentures").   The Subordinated Debentures will be issued
under an Indenture to be dated as of the First Time of Delivery (as defined in Section 4 hereof) (the "Indenture"), between PSE&G and First Fidelity Bank, National Association, as trustee (the "Trustee").

         i. Each of the Partnership and PSE&G, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

             (1) A registration statement on Form S-3 (File No. _________) in respect of, among other things, the Shares, the Guarantee and the Subordinated Debentures (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), and delivered to the Representatives; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission In such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or thereafter filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is referred to herein as a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are referred to herein collectively as the "Registration Statement"; the final prospectus, as supplemented by the related prospectus supplement, in the form first filed pursuant to Rule 424(b) under the Act, is referred to herein collectively as the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of PSE&G filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);
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          (2)  No order preventing or suspending the use of any Preliminary
     Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership or PSE&G by an Underwriter through the Representatives expressly for use therein;

          (3) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership or PSE&G by an Underwriter through the Representatives expressly for use therein;

          (4) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership or PSE&G by an Underwriter through the Representatives expressly for use therein;

          (5) Deloitte and Touche LLP are independent public accountants with respect to PSE&G as required by the Act and the rules and regulations of the Commission thereunder;

          (6) Neither the Partnership nor PSE&G has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material increase in long-term debt of PSE&G and its subsidiaries, considered as a whole, or any material adverse change in or affecting the general affairs, financial position, or partners' capital of the Partnership or the general affairs, financial position stockholders' equity or results of operations of PSE&G and its subsidiaries, considered as a whole, or any material transaction (other than one entered into in the ordinary course of business) entered into by the Partnership or PSE&G, in each case otherwise than as set forth in or contemplated by the Prospectus;

          (7) The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of New Jersey; the Partnership is a special purpose limited partnership with authority to conduct its business as described in or contemplated by the Prospectus; and the Partnership is not a party to or subject to any legal or governmental action, suit or proceeding and no such action, suit or proceeding is threatened or contemplated by governmental authorities or threatened by others;

          (8) PSE&G has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey, with due corporate authority to own and operate its properties and conduct its business as described in the Prospectus;

          (9) As of the date hereof, PSE&G has been and is the sole general partner in the Partnership, ________ is the sole limited partner in the Partnership and there are no other partners in the Partnership; and, as of the First Time of Delivery, the holders of the Preferred Securities will become limited partners of the Partnership and _____ will withdraw as a limited partner;

          (10) The issuance and sale of the Shares by the Partnership, the compliance by the Partnership with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Partnership, and the consummation by the Partnership of the transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Partnership is a party or by which the Partnership is bound or to which any of the property or assets of the Partnership is subject, nor will such action result in any violation of the provisions of the Amended and Restated Limited

     Partnership Agreement of the Partnership, dated as of __________, 1994 (the "Partnership Agreement"), or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Partnership or any of its properties;

          (11) The issuance and sale of the Shares by the Partnership, the compliance by the Partnership and PSE&G with all of the provisions of this Agreement, the execution, delivery and performance by PSE&G of the Guarantee, the Subordinated Debentures, the Partnership Agreement and the Indenture (collectively, the "PSE&G Agreements"), and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which PSE&G is a party or by which it is bound or to which any of the property or assets of PSE&G is subject, nor will such action result in any violation of the provisions of the charter or by-laws of PSE&G or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over PSE&G or any of its properties;

          (12) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Partnership or PSE&G or any of their properties is required for the issuance and sale of the Shares by the Partnership, the purchase by the Partnership of the Subordinated Debentures from PSE&G, the execution, delivery and performance by PSE&G of the PSE&G Agreements, or the consummation of the transactions contemplated herein or therein, except the approval, consent and order of the Board of Regulatory Commissioners of the State of New Jersey with respect to the issuance by PSE&G of the Guarantee and the Subordinated Debentures, registration of the Registered Securities under the Act, registration of the Shares under the Exchange Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and sale, as the case may be, of the Registered Securities;

          (13) Other than as set forth in or contemplated by the Prospectus, there are no legal or governmental proceedings pending to which PSE&G is a party or of which any property of PSE&G is the subject which is reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of PSE&G and its subsidiaries; and, to the best of PSE&G's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

          (14) None of the Partnership, PSE&G or any of PSE&G's affiliates does business with the Government of Cuba or with any person or affiliate located in Cuba.

     ii. Subject to the terms and conditions herein set forth, (a) the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at a purchase price per share of $__ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at a purchase price per share of $__ per share, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the total number of the Firm Shares.

    The Partnership hereby grants to the Underwriters the right to purchase at their election up to ________ Optional Shares at the purchase price per share set forth in the preceding paragraph, for the sole purpose of covering overallotments, if any, in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Partnership, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Partnership otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

    As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Shares will be used by the Partnership to purchase the Subordinated Debentures of PSE&G, PSE&G hereby agrees to pay at each Time of Delivery to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $_____ per share for the Shares to be delivered at such Time of Delivery, unless such Shares are sold to _________, in which case such amount will be equal to $_______ per share for such Shares.

         iii. Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         iv. The Shares to be purchased by each Underwriter hereunder will be represented by a global certificate or certificates in book-entry form which will be deposited by or on behalf of the Partnership with The Depository Trust Company ("DTC") or its designated custodian and registered in the name of Cede & Co., as nominee of DTC. The Partnership will deliver the Shares to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by check in New York Clearing House (next day) funds payable to the order of the Partnership, by causing DTC to credit the Shares to the account of Goldman, Sachs & Co. at DTC. The time, date and location of such delivery and payment shall be, with respect to the Firm Shares, 10:00 a.m., New Jersey time, on ___________, 1994, or at such other time and date as the Representatives, the Partnership and PSE&G may agree upon in writing at the office of the Partnership, 80 Park Plaza, Newark, New Jersey and, with respect to the Optional Shares, 10:00 a.m., New Jersey time, on the date specified by Representatives in the written notice given by Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as Representatives, the Partnership and PSE&G may agree upon in writing at the above-referenced office of the Partnership. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

    At each Time of Delivery, PSE&G will pay, or cause to be paid, the compensation payable at such Time of Delivery to the Underwriters under Section 2 hereof by check in Newark or New York Clearing House (next day) funds payable to the order of Goldman, Sachs & Co., on behalf of the Underwriters.

     v. The Partnership and PSE&G, jointly and severally, agree with each of the Underwriters:

          (1) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended prospectus has been filed and to furnish the Representatives with copies thereof; in the case of PSE&G, prior to the termination of the offering of the Shares, to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Registered Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (2) To use its best efforts to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions of the United States as the Representatives may designate and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith neither the Partnership nor PSE&G shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (3) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon the request of the Representatives to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (4) In the case of PSE&G, to make generally available to its security holders as soon as practicable, but no later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Act) covering the 12-month period beginning not later than the first day of PSE&G's fiscal quarter next following the effective date (as defined in Rule 158) of the Registration Statement;

          (5) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the last Time of Delivery, on which the distribution of the Shares ceases, as determined by the Representatives or (ii) 30 days after the date of such Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any limited partner interests in the Partnership, any shares of capital stock or securities of PSE&G or the Partnership which are substantially similar to the Subordinated Debentures, the Guarantee or the Shares, or any securities convertible into or exchangeable for the Preferred Securities, limited partner interests or such capital stock or securities, without the prior written consent of the Representatives other than the Shares or securities issued pursuant to PSE&G's stock option or other benefit or incentive plans maintained for its officers, directors, or employees;

          (6) In the case of PSE&G, to issue the Guarantee and the Subordinated Debentures concurrently with the issue and sale of the Shares as contemplated herein; and

          (7) To use its best efforts to list, subject to notice of issuance, (i) the Shares and (ii) the Subordinated Debentures, upon any distribution by the Partnership to holders of the Preferred Securities, in each case on the New York Stock Exchange.

     vi. The Partnership and PSE&G, jointly and severally, covenant and agree with the several Underwriters that it will pay the following: (i) the fees, disbursements and expenses of the Partnership's and PSE&G's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement Among Underwriters, this Agreement, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities;
(iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters (not to exceed $7,500) in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by Standard & Poor's Corporation, Moody's Investors Service, Inc. or Duff & Phelps Credit Rating Co. (each, a "Rating Agency") for rating the Shares; (v) the reasonable cost and charges of the transfer agent or registrar;
(vi) the cost of any depositary arrangements for the Shares with DTC or any successor depositary; (vii) all fees and reasonable expenses of the Trustee and its counsel; (viii) all fees and expenses in connection with the listing of the Shares on the New York Stock Exchange and the cost of registering the Shares under Section 12 of the Exchange Act; (ix) the printing of the Shares and the Subordinated Debentures in certificated form, if required; and (x) all other costs and expenses incident to the performance of obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     vii. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Partnership and PSE&G herein are, at and as of such Time of Delivery, true and correct, the condition that the Partnership and PSE&G shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (1) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission;

          (2) Brown & Wood, counsel for the Underwriters, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, with respect to the matters referred to in clauses (v), (vi),
     (vii), (viii), (ix), (xiv) and (xvii) of Section 7(c) hereof (it being understood that such counsel may rely as to all matters of New Jersey law and legal conclusions based thereon upon the opinion of counsel for PSE&G referred to in Section 7(c) hereof and as to all matters of Pennsylvania law and legal conclusions based thereon upon the opinion of counsel referred to in Section 7(d) hereof); and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (3)     R. Edwin Selover, Esq., Senior Vice President and
     General Counsel, or James T. Foran, Esq., General Corporate Counsel, of PSE&G, shall have furnished to the Representatives his written opinion, dated such Time of Delivery, to the effect that:

                    (a)     PSE&G has been duly incorporated and is
          validly existing as a corporation in good standing under the laws of the State of New Jersey, with due corporate authority to own and operate its properties and conduct its business as described in the Prospectus;

                    (b) PSE&G is a subsidiary of Public Service Enterprise Group Incorporated, which is a public utility holding company exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9(a)(2) thereof);

                    (c) The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of New Jersey; the Partnership is a special purpose limited partnership with authority to conduct its business as described in or contemplated by the Prospectus; and to the best of such counsel's knowledge, the Partnership is not a party to or subject to any legal or governmental action, suit or proceeding and no such action, suit or proceeding is threatened or contemplated by governmental authorities or threatened by others;

                    (d) As of such Time of Delivery, PSE&G is the sole general partner of the Partnership and the holders of the Shares are the sole limited partners and there are no other partners in the Partnership; and all of the issued partnership interests of the Partnership, other than the Shares, are owned directly by PSE&G, free and clear of all liens, encumbrances, equities or claims;

                    (e) The Shares have been duly and validly authorized by the Partnership, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable; and the Shares have the rights set forth in the Partnership Agreement and the terms of the Shares are valid and binding on the Partnership;

                    (f) The PSE&G Agreements have each been duly authorized, executed and delivered by PSE&G and constitute valid instruments or obligations, as the case may be, legally binding upon and enforceable against PSE&G (except as limited by bankruptcy, insolvency or other laws or equitable principles affecting creditors' rights generally); and the Subordinated Debentures are entitled to the benefits provided by the Indenture;

                    (g) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended;

                    (h) The Registered Securities conform as to legal matters to the statements concerning them in the Prospectus and the summaries of the Indenture and the Partnership Agreement contained in the Prospectus constitute correct summaries thereof for use in the Prospectus;

                    (i) This Agreement has been duly authorized, executed and delivered by each of the Partnership and PSE&G;

                    (j) The franchises of PSE&G are sufficient authority for it to carry on its business as described in the Prospectus;

                    (k) All approvals, consents and orders of the Board of Regulatory Commissioners of the State of New Jersey legally required for the issuance by PSE&G of the Guarantee and the Subordinated Securities have been obtained and are in full force and effect; no approval, consent or order of any other commission or other governmental authority is legally required for the issuance and sale, as the case may be, of the Registered Securities (except that such issuance and sale may be subject to the provisions of the securities laws of certain states); and the issuance by PSE&G of the Guarantee and the Subordinated Securities is in accordance with the approvals, consents and orders obtained;

                    (l) The issuance and sale by the Partnership of the Shares being delivered at such Time of Delivery, the compliance by the Partnership with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Partnership, and the consummation by the Partnership of the transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Partnership is a party or by which the Partnership is bound or to which any of the property or assets of the Partnership is subject, nor will such action result in any violation of the provisions of the Partnership Agreement [or certificate of limited partnership of the Partnership] or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Partnership or any of its properties;

               (m) The issuance and sale of the Shares by the Partnership , the compliance by Partnership and PSE&G with all of the provisions of this Agreement, the execution, delivery and performance by PSE&G of the PSE&G Agreements, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which PSE&G is a party or by which it is bound or to which any of the property or assets of PSE&G is subject, nor will such action result in any violation of the provisions of the charter or by-laws of PSE&G or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over PSE&G or any of its properties;

               (n) The statements set forth in the Prospectus under the captions "Description of the Preferred Securities," "Certain Terms of the Series A Preferred Securities," "Description of the Guarantee," Description of the Subordinated Debentures" and "Certain Terms of the Series A Subordinated Debentures," insofar as they constitute summaries or matters of law or legal conclusions, fairly present the information set forth therein;

               (o) The statements made in PSE&G's most recent annual report on Form 10-K filed with the Commission under Section 13 of the Exchange Act (the "Form 10-K") under "Rate Matters" and "Environmental Controls" in Item 1 Business and under Item 3 Legal Proceedings fairly present the information set forth therein.

               (p) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Partnership or PSE&G prior to such Time of Delivery
          (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange
          Act, as applicable, and the rules and regulations of the Commission thereunder; and, on the basis of a general review and discussion with certain officers and employees of the Company but without independent check or verification, such counsel has no reason to believe that any of such documents, when such documents were so filed, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (q) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership or PSE&G prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and on the basis of a general review and discussion with certain officers and employees of the Company but without independent check or verification except as indicated in Subsections (viii) and
          (xiv) of this Section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership or PSE&G prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data therein, as to which such counsel need express no opinion) included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         Such counsel may rely as to all matters of Pennsylvania law and legal conclusions based thereon upon the opinion of such counsel referred to in
Section 7(d) hereof.

          (4) Ballard Spahr Andrews & Ingersoll, special counsel for the Partnership and PSE&G, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (a) Neither the Partnership nor PSE&G is an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act;

               (b) The statements made in the Prospectus under the caption "United States Taxation," to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are accurate, complete and correct and fairly present the information set forth therein.

          (5) On the date of this Agreement and also at each Time of Delivery, Deloitte & Touche shall have furnished to the Representatives a letter, dated the respective date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect that:

               (a) they are independent public accountants with respect to PSE&G and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder (the "Act Regulations");

               (b) in their opinion, the audited consolidated financial statements and financial statement schedule(s) incorporated by reference in the Registration Statement and the Prospectus and included in the Form 10-K comply as to form in all material respects with the applicable accounting requirements of the Act, the Act Regulations, the Exchange Act and the applicable published rules and regulations thereunder (the "Exchange Act Regulations");

               (c) on the basis of (1) a reading of the consolidated unaudited balance sheets and related unaudited statements of income, retained earnings and cash flows of PSE&G incorporated by reference in the Registration Statement and the Prospectus and included in PSE&G's quarterly reports on Form 10-Q filed with the Commission under Section 13 of the Exchange Act (the
          "Form 10-Q's") subsequent to the Form 10-K, (2) a reading of the latest available unaudited financial statements of PSE&G,
          (3) a reading of the latest Consent of the Sole Shareholder in Lieu of Annual Meeting, the minutes of Meetings of the Board of Directors of PSE&G as set forth in the minute books for the current year and certain draft resolutions for subsequent meetings and (4) inquiries of the officers of PSE&G who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the purposes of the several Underwriters), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited consolidated financial statements included in the Form 10-Q's for them to be in conformity with generally accepted accounting principles; (B) the unaudited consolidated financial statements included in the Form 10-Q's do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and Exchange Act Regulations or (C) at the date of the latest available consolidated financial statements and at a specified date not more than five days prior to the date of such letter, there was any change in the common stock or preferred stock or increase in long-term debt (except for such stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to optional redemption or sinking fund provisions, or changes in capital lease obligations incurred in the ordinary course of PSE&G's business) of PSE&G or any decrease in the consolidated net assets of PSE&G (except as occasioned by the declaration of dividends), in each case as compared with the amounts shown on the most recent consolidated balance sheet of PSE&G incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, upon inquiries of the appropriate officers of PSE&G, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of PSE&G, except in each such case as set forth in or contemplated by the Registration Statement and the Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Representatives and PSE&G; and

               (d) in addition to the audit referred to in their report appearing in the Form 10-K incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of PSE&G and its subsidiaries identified in such letter, provided that said letter may vary from the requirements specified above in such manner as you may deem not to be material or as may be acceptable to the Representatives with the consent of Underwriters who have agreed to purchase in the aggregate 50% or more of the Shares.

          (6) The Partnership Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives;

          (7) Neither the Partnership nor PSE&G shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any increase in long-term debt of PSE&G and its subsidiaries, considered as a whole, or any change in or affecting the general affairs, financial position or partners' capital of the Partnership or the general affairs, consolidated financial position, stockholders' equity or results of operations of PSE&G and its subsidiaries, considered as a whole, or any transaction (other than one entered into in the ordinary course of business) entered into by the Partnerships or PSE&G, in each case otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Shares or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (8) The Shares to be sold by the Partnership at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

          (9) At such Time of Delivery, the Representatives shall have received certificates of duly authorized officers of the Partnership and PSE&G, dated such Time of Delivery, to the effect that:

               (a) the Prospectus has been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with the provisions of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

               (b) the representations and warranties of the Partnership and PSE&G contained herein are true and correct as if made at and as of such Time of Delivery;

               (c) the Partnership and PSE&G have performed all agreements contained herein to be performed by them at or prior to such Time of Delivery; and

               (d) Neither the Partnership nor PSE&G has sustained the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Prospectus, and since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material increase in long-term debt of PSE&G and its subsidiaries, considered as a whole, or any material adverse change in or affecting the general affairs, financial position or partners' capital of the Partnership or the general affairs, consolidated financial position, stockholders' equity or results of operations of PSE&G and its subsidiaries, considered as a whole, or any transaction (other than one entered into in the ordinary course of business) entered into by the Partnerships or PSE&G, in each case otherwise than as set forth or contemplated in the Prospectus.

         viii. The Partnership and PSE&G, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, as follows:

               (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Partnership or PSE&G by an Underwriter through the Representatives expressly for use in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto;

               (b) against and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any alleged untrue statement or omission, if such settlement is effected with the written consent of the Partnership and PSE&G; and

               (c) against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

          The Partnership and PSE&G shall not be liable for indemnity under this Section 8(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results solely from the fact that such Underwriter sold Shares to a person to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act, if the Partnership and PSE&G has previously furnished to the Representatives on behalf of the Underwriters, including such Underwriter, the copies thereof theretofore requested by the Representatives, and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus.

          (1) In no case shall the Partnership or PSE&G be liable under the indemnity agreement set forth in Section 8(a) hereof with respect to any claim made against any Underwriter or any such controlling person unless such party shall be notified in writing of the nature of the claim promptly after the assertion thereof, but failure to so notify such party shall not relieve it from any liability which it may have otherwise than on account of said indemnity agreement. The Partnership or PSE&G, as the case may be, shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Partnership or PSE&G, as the case may be, elects to assume the defense of any such suit and retains such counsel, the Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties to any such action (including impleaded parties) include both the Partnership or PSE&G, as the case may be, and one or more Underwriters and any such Underwriter shall have been advised by counsel chosen by it and satisfactory to the Partnership or PSE&G, as the case may be, that there may be one or more legal defenses available to it which are different from or additional to those available to the Partnership or PSE&G, as the case may be, neither the Partnership nor PSE&G shall have the right to assume the defense of such action on behalf of such Underwriter and the Partnership or PSE&G, as the case may be, will reimburse such Underwriter and any person controlling such Underwriter as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that neither the Partnership nor PSE&G shall, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated by the Representatives in writing. The Partnership and PSE&G agree to notify the Representatives promptly after the assertion of any claim against them, any of their directors, any of their officers who signed the Registration Statement, or any person who controls them within the meaning of Section 15 of the Act, in connection with the issuance and sale, as the case may be, of the Shares, the Guarantee and the Subordinated Debentures.

          (2) Each Underwriter severally agrees that it will indemnify and hold harmless the Partnership and PSE&G, their directors, and each of their officers who signed the Registration Statement and each person, if any, who controls them within the meaning of Section 15 of the Act to the same extent as the indemnity agreement set forth in Section 8(a) hereof, but only with respect to statements or omissions made in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Partnership or PSE&G by such Underwriter expressly for use in the Registration Statement, such Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto. In case any action shall be brought against the Partnership or any person so indemnified based on the Registration Statement, such Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Partnership and PSE&G, and the Partnership and PSE&G and each person so indemnified shall have the rights and duties given to the Underwriters by the provisions of Section 8(a) and (b) hereof.

          (3) The indemnity agreements contained in Section 8 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Partnership or PSE&G, or any Underwriter or any controlling person, and shall survive the delivery of the Shares to the Underwriters.

          (4) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Partnership, PSE&G and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreements incurred by the Partnership, PSE&G and one or more of the Underwriters, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus relating to the Shares bears to the initial public offering price appearing thereon and the Partnership and PSE&G, jointly and severally, is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Partnership or PSE&G, each officer of the Partnership or PSE&G who signed the Registration Statement, and each person, if any, who controls the Partnership or PSE&G within the meaning of Section 15 of the Act shall have the same rights to contribution as the Partnership and PSE&G.

          ix. If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Underwriters or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Partnership and PSE&G shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Partnership and PSE&G that they have so arranged for the purchase of such Shares, or the Partnership or PSE&G notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Partnership and PSE&G shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Partnership and PSE&G agree to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter", as used in this Agreement, shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (1) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Partnership and PSE&G as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Partnership and PSE&G shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (2) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Partnership and PSE&G as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Partnership and PSE&G shall not exercise the right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Partnership and PSE&G to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Partnership or PSE&G, except for the expenses to be borne by the Partnership, PSE&G and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          x. This Agreement may be terminated by notice to the Partnership and PSE&G by the Representatives at any time prior to the applicable Time of Delivery if (a) (i) a general banking moratorium shall have been declared by either Federal or New York authorities, or (ii) there shall have occurred any new outbreak or unforeseen escalation of hostilities or other national or international calamity or crisis, or (iii) there shall have occurred a suspension or material limitation in (x) trading in securities generally on the New York Stock Exchange or (y) trading in any of PSE&G's securities on the New York Stock Exchange, and the effect of the occurrence of any event referred to in clause (i), (ii) or (iii) above is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Shares or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus, or (ii) the rating accorded the Shares or any of PSE&G's debt securities or preferred stock by any Rating Agency shall have been lowered since the time this Agreement was executed or if any Rating Agency shall have publicly announced since the time this Agreement was executed that it has placed its rating of the Shares or any of PSE&G's debt securities or preferred stock under surveillance or review, with possible negative implications.

          xi. The respective indemnities, agreements, representations, warranties and other statements of the Partnership, PSE&G and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Partnership, PSE&G or any officer or director or controlling person of the Partnership or PSE&G, and shall survive delivery of and payment for the Shares.

         xii. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Partnership nor PSE&G shall be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if, for any other reason the transactions contemplated herein are not consummated, the Partnership and PSE&G will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares, but the Partnership and PSE&G shall then be under no further liability to the Underwriter in respect of the Shares not so delivered except as provided in Section 6 and Section 8 hereof. Except as provided above, neither the Partnership nor PSE&G shall be liable to the Underwriters for damages on account of any other consequential damages or loss of anticipated profits.

         In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by Goldman, Sachs & Co. on behalf of the Representatives.

          xiii. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; and if to the Partnership or PSE&G by mail to it at the address of the Partnership or PSE&G at 80 Park Plaza, P.O. Box 570, Newark, New Jersey 07101, Attention: Mr. F.J. Riepl. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          xiv. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Partnership, PSE&G and, to the extent provided in Sections 8 and 11 hereof, the officers and directors of the Partnership or PSE&G and each person who controls the Partnership or PSE&G or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     xv. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     xvi. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

    17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Partnership and PSE&G, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, but without warranty on your part as to the authority of the signers thereof.

                                  Very truly yours,

                                  Public Service Electric and Gas Capital, L.P.

                                  By:  Public Service Electric and Gas Company,
                                                       as General Partner


                                  By:
                                      -------------------------------
                                  Name:
                                  Title:


                                  Public Service Electric and Gas Company


                                  By:
                                      --------------------------------
                                  Name:
                                  Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
[Names of Other Representatives]

By:
   --------------------
  Goldman, Sachs & Co.


By:
   --------------------
(Goldman, Sachs & Co.)

On behalf of themselves and each of the Underwriters

                                                SCHEDULE I

                                                  Number of
                                               Optional Shares
                            Total Number of   to Be Purchased if
                              Firm Shares       Maximum Option
     Underwriter            To Be Purchased       Exercised
- ------------------------    ----------------   ------------------


Goldman, Sachs & Co. . .


    Total . . . . . . . .
                            ===============     ==================